UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22677

Avenue Mutual Funds Trust
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2014

Item 1. Schedule of Investments. — The schedule of investments for the period ended July 31, 2014, is filed herewith.

Avenue Credit Strategies Fund

SCHEDULE OF INVESTMENTS

July 31, 2014 (unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)		Value

CORPORATE BONDS & NOTES — 59.0%
Aerospace & Defense — 0.9%
Accudyne Industries Borrower / Accudyne Industries LLC (a)	7.75%	12/15/2020			$16,950	$17,755,125
Auto Components — 1.2%
Chassix Holdings, Inc. PIK (a)	10.00%	12/15/2018		7,125		7,142,812
Chassix, Inc. (a)	9.25%	8/1/2018		15,100		16,043,750
						23,186,562
Capital Markets — 2.1%
Lehman Brothers Escrow Holdings:
	1.00%	12/31/2010	(b) (c)	25,000		4,937,500
	3.60%	3/13/2009	(b) (c)	32,138		6,467,813
	5.25%	2/6/2012	(b) (c)	82,850		16,673,562
	5.75%	5/17/2013	(b) (c)	20,189		4,063,036
	6.00%	2/6/2078	(b) (c)	50,952		10,254,090
						42,396,001
Chemicals — 1.8%
Monitchem HoldCo 2 SA:
	6.88%	6/15/2022	(d)	EUR	6,681	8,970,349
	6.88%	6/15/2022	(a)	15,000		20,085,753
Tronox Finance LLC	6.38%	8/15/2020			$5,625	5,681,250
						34,737,352
Commercial Banks — 1.1%
Banco Espirito Santo SA (d)	5.88%	11/9/2015		EUR	300	374,250
RBS PLC	1.86%		(e)	5,000		6,544,608
Royal Bank of Scotland Group PLC (d)	5.25%		(e)	12,000		15,494,149
						22,413,007
Commercial Services & Supplies — 0.4%
Light Tower Rentals, Inc. (a)	8.13%	8/1/2019			$8,464	8,612,120
Communications Equipment — 2.8%
Alcatel-Lucent USA, Inc.:
	4.63%	7/1/2017	(a)	2,000		2,015,000
	6.75%	11/15/2020	(a)	2,200		2,244,000
	8.88%	1/1/2020	(a)	12,555		13,936,050
Avaya, Inc.:
	7.00%	4/1/2019	(a)	27,790		27,164,725
	10.50%	3/1/2021	(a)	10,900		9,537,500
						54,897,275
Computers & Peripherals — 0.1%
Oberthur Technologies Holding SAS (a)	9.25%	4/30/2020		EUR	1,681	2,464,783
Construction Materials — 1.5%
CeramTec Group GmbH:
	8.25%	8/15/2021	(a)	18,375		27,004,039
	8.25%	8/15/2021	(d)	2,200		3,233,137
						30,237,176
Containers & Packaging — 1.4%
Ardagh Finance Holdings SA PIK (a)	8.63%	6/15/2019			$20,239	20,390,793
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.:
	4.25%	1/15/2022	(a)	EUR	4,250	5,571,453
	6.00%	6/30/2021	(a)		$1,700	1,623,500
						27,585,746
Diversified Telecommunication Services — 1.3%
Avanti Communications Group PLC (a)	10.00%	10/1/2019		11,391		11,590,342
Wind Acquisition Finance SA (a)	7.38%	4/23/2021		12,750		13,291,875
						24,882,217

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity			Principal Amount (000)	Value

Electric Utilities — 2.6%
Energy Future Holdings Corp. PIK (a) (b)	11.25%	12/1/2018			$45,125	$51,217,296
Energy Equipment & Services — 8.8%
CHC Helicopter SA	9.38%	6/1/2021			24,625	25,856,250
Globe Luxembourg SCA (a)	9.63%	5/1/2018			30,100	33,103,378
Hercules Offshore, Inc.:
	6.75%	4/1/2022	(a)		3,183	2,864,700
	7.50%	10/1/2021	(a)		23,731	22,485,122
	8.75%	7/15/2021	(a)		12,485	12,703,488
	10.25%	4/1/2019	(a)		4,215	4,594,350
KCA Deutag UK Finance PLC (a)	7.25%	5/15/2021			8,220	8,178,900
North Atlantic Drilling Ltd. (a)	6.25%	2/1/2019			28,150	27,868,500
Ocean Rig UDW, Inc. (a)	7.25%	4/1/2019			12,500	12,031,250
Tervita Corp.:
	8.00%	11/15/2018	(a)		4,550	4,686,500
	9.00%	11/15/2018	(a)	CAD	6,500	6,065,713
	10.88%	2/15/2018	(a)		$14,320	14,463,200
						174,901,351
Food & Staples Retailing — 0.0% (f)
New Albertsons, Inc.:
	6.63%	6/1/2028			385	321,475
	7.45%	8/1/2029			75	69,563
	8.00%	5/1/2031			150	144,375
						535,413
Health Care Equipment & Supplies — 0.5%
ConvaTec Finance International SA PIK (a)	8.25%	1/15/2019			5,000	5,118,750
Jaguar Holding Co. I PIK (a)	9.38%	10/15/2017			5,191	5,281,843
						10,400,593
Health Care Providers & Services — 1.0%
Acadia Healthcare Co, Inc. (a)	5.13%	7/1/2022			5,000	5,012,500
Amsurg Corp. (a)	5.63%	7/15/2022			6,754	6,787,770
Tenet Healthcare Corp.	8.13%	4/1/2022			7,150	7,990,125
						19,790,395
Hotels, Restaurants & Leisure — 1.9%
Caesars Entertainment Operating Co, Inc.:
	10.00%	12/15/2018			30,050	9,991,625
	11.25%	6/1/2017			30,650	26,972,000
						36,963,625
Household Durables — 0.6%
K Hovnanian Enterprises, Inc.:
	7.00%	1/15/2019	(a)		1,510	1,517,550
	9.13%	11/15/2020	(a)		10,200	11,220,000
						12,737,550
Independent Power Producers & Energy Traders — 0.7%
Illinois Power Generating Co.:
	6.30%	4/1/2020			6,463	6,188,322
	7.00%	4/15/2018			1,275	1,224,000
	7.95%	6/1/2032			6,300	6,205,500
						13,617,822
Insurance — 1.6%
Hastings Insurance Group Finance PLC:
	8.00%	10/21/2020	(d)	GBP	9,547	17,004,695
	8.00%	10/21/2020	(a)		8,100	14,427,363
						31,432,058
Internet Software & Services — 0.0% (f)
Griffey Intermediate, Inc./Griffey Finance Sub LLC (a)	7.00%	10/15/2020			$308	276,430
Life Sciences Tools & Services — 1.1%
inVentiv Health, Inc.:
	9.00%	1/15/2018	(a)		18,650	19,629,125

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity			Principal Amount (000)	Value

	11.00%	8/15/2018	(a)		$2,244	$2,030,820
						21,659,945
Machinery — 2.5%
Emeco Pty Ltd. (a)	9.88%	3/15/2019			15,874	15,794,630
Galapagos Holding SA:
	7.00%	6/15/2022	(d)	EUR	2,000	2,651,320
	7.00%	6/15/2022	(a)		17,430	23,106,248
Meritor, Inc.	6.75%	6/15/2021			$2,000	2,120,000
Waterjet Holdings, Inc. (a)	7.63%	2/1/2020			6,160	6,483,400
						50,155,598
Marine — 2.8%
Global Ship Lease, Inc. (a)	10.00%	4/1/2019			15,046	15,798,300
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc. (a)	8.13%	11/15/2021			9,472	9,590,400
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.:
	7.38%	1/15/2022	(a)		10,204	10,382,570
	8.13%	2/15/2019			19,448	19,885,580
						55,656,850
Media — 4.7%
Altice Financing SA:
	6.50%	1/15/2022	(a)		2,000	2,055,000
	6.50%	1/15/2022	(a)	EUR	1,300	1,813,877
Altice Finco SA (a)	8.13%	1/15/2024			$17,300	18,381,250
Altice SA (a)	7.75%	5/15/2022			14,165	14,483,712
Cengage Learning Acquisitions, Inc. (a) (b)	11.50%	4/15/2020			12,500	—
Clear Channel Communications, Inc.:
	9.00%	12/15/2019			13,250	13,597,813
	11.25%	3/1/2021			11,940	13,134,000
Clear Channel Communications, Inc. PIK	14.00%	2/1/2021			10,019	9,993,953
Gibson Brands, Inc. (a)	8.88%	8/1/2018			15,052	15,202,520
Numericable Group SA (a)	6.00%	5/15/2022			4,000	4,020,000
						92,682,125
Metals & Mining — 3.7%
Constellium NV (a)	5.75%	5/15/2024			15,145	15,599,350
Essar Steel Minnesota LLC (a)	11.50%	5/15/2020			8,999	9,246,472
Schmolz & Bickenbach Luxembourg SA:
	9.88%	5/15/2019	(a)	EUR	4,405	6,576,215
	9.88%	5/15/2019	(d)		4,894	7,306,905
Wise Metals Group LLC / Wise Alloys Finance Corp. (a)	8.75%	12/15/2018			$19,880	21,321,300
Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp. (a)	9.75%	6/15/2019			12,677	12,930,540
						72,980,782
Multiline Retail — 1.2%
JC Penney Corp, Inc.:
	5.65%	6/1/2020			11,950	10,426,375
	5.75%	2/15/2018			725	663,375
The Neiman Marcus Group, Inc. (a)	8.00%	10/15/2021			850	896,750
The Neiman Marcus Group, Inc. PIK (a)	8.75%	10/15/2021			11,705	12,495,087
						24,481,587
Oil, Gas & Consumable Fuels — 6.6%
Connacher Oil and Gas Ltd.:
	8.50%	8/1/2019	(a)		19,953	15,762,870
	8.75%	8/1/2018	(a)	CAD	10,979	7,854,010
Endeavour International Corp.	12.00%	3/1/2018			$18,437	16,408,930
Gates Global LLC / Gates Global Co.:
	5.75%	7/15/2022	(a)	EUR	5,000	6,460,917
	6.00%	7/15/2022	(a)		$20,000	19,500,000
Halcon Resources Corp.:
	8.88%	5/15/2021			10,650	11,049,375
	9.25%	2/15/2022			14,542	15,287,278
	9.75%	7/15/2020			5,000	5,350,000

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity			Principal Amount (000)	Value

Midstates Petroleum Co, Inc. / Midstates Petroleum Co. LLC	10.75%	10/1/2020			$5,438	$5,859,445
New Gulf Resources LLC/NGR Finance Corp.	11.75%	5/15/2019			8,200	8,405,000
Westmoreland Coal Company/Westmoreland Partners (a)	10.75%	2/1/2018			17,255	18,376,575
						130,314,400
Pharmaceuticals — 0.1%
Pinnacle Merger Sub, Inc. (a)	9.50%	10/1/2023			2,600	2,860,000
Road & Rail — 0.9%
Jack Cooper Holdings Corp. (a)	9.25%	6/1/2020			16,435	17,996,325
Software — 1.5%
BMC Software Finance, Inc. (a)	8.13%	7/15/2021			7,813	7,773,935
Boxer Parent Co., Inc. PIK (a)	9.00%	10/15/2019			24,091	22,404,630
						30,178,565
Specialty Retail — 0.9%
Matalan Finance PLC:
	6.88%	6/1/2019	(d)	GBP	10,000	16,292,089
	6.88%	6/1/2019	(a)		1,000	1,629,209
						17,921,298
Wireless Telecommunication Services — 0.7%
Arqiva Broadcast Finance PLC (a)	9.50%	3/31/2020			7,625	14,353,711
TOTAL CORPORATE BONDS & NOTES (Cost $1,156,722,141)						1,172,281,083
SENIOR LOANS — 20.8% (g)
Capital Markets — 1.1%
Panda Power (Moxie Patriot) LLC Term Loan B1 (h)	6.75%	12/19/2020			$20,500	21,012,500
Chemicals — 1.4%
Az Chem Us, Inc. 2nd Lien Term Loan	7.50%	6/12/2022			2,500	2,527,500
Solenis International, LP USD 2nd Lien Term Loan	7.75%	7/2/2022			25,368	25,224,935
						27,752,435
Communications Equipment — 0.2%
Alcatel Lucent USA, Inc. Term Loan (h)	4.50%	1/30/2019			4,071	4,059,991
Computers & Peripherals — 1.4%
Eastman Kodak Co. 1st Lien Term Loan (h)	7.25%	9/3/2019			23,755	24,034,191
Oberthur Technologies Holdings SAS Term Loan B1 (h)	4.75%	10/18/2019		EUR	1,990	2,676,914
Oberthur Technologies Holdings SAS Term Loan B2 (h)	4.50%	10/18/2019			$1,990	1,990,995
						28,702,100
Construction Materials — 0.5%
Grupo Cementos Portland Valderrivas Tern Loan A1 (h)	4.36%	7/29/2016		EUR	2,490	2,834,043
Grupo Cementos Portland Valderrivas Tern Loan A2 (h)	4.36%	6/30/2016			5,866	6,676,799
						9,510,842
Containers & Packaging — 1.5%
Mauser Industrieverpackungen GmbH 2nd Lien Term Loan	8.25%	6/30/2022			$29,519	29,463,799
Diversified Consumer Services — 0.4%
Weight Watchers Term Loan B2 (h)	4.00%	4/2/2020			9,192	7,240,407
Diversified Telecommunication Services — 0.6%
IPC Systems, Inc., 2nd Lien Term Loan	9.50%	5/8/2021			12,860	12,747,475
Electric Utilities — 0.8%
La Paloma Generating Co., LLC 2nd Lien Term Loan (h)	9.25%	2/20/2020			15,500	15,035,000
Energy Equipment & Services — 1.6%
Drillships (Ocean Rig) Finance Holding, Inc. Term Loan B1 (h)	6.00%	3/31/2021			5,945	5,959,837
KCA Deutag US Finance LLC, Term Loan	6.25%	5/16/2020			9,900	9,854,658
Stallion Oilfield Hldgs, Inc. Term Loan B (h)	8.00%	6/19/2018			16,260	16,469,925
						32,284,420

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity			Principal Amount (000)	Value

Food & Staples Retailing — 0.2%
New Albertsons Inc. Term Loan	4.75%	6/27/2021			$5,000	$5,021,800
Health Care Equipment & Supplies — 0.9%
Accellent, Inc. 2nd Lien Term Loan (h)	7.50%	3/11/2022			17,700	17,478,750
Health Care Providers & Services — 0.8%
Surgery Center Holdings, Inc. 2nd Lien Term Loan	8.00%	7/24/2021			16,788	16,704,060
Household Products — 0.8%
KIK Custom Products, Inc. 2nd Lien Term Loan (h)	9.50%	10/29/2019			16,170	16,351,913
Insurance — 0.6%
Asurion LLC 2nd Lien Term Loan (h)	8.50%	3/3/2021			11,800	12,085,206
Internet Software & Services — 0.8%
Getty Images, Inc. Term Loan (h)	4.75%	10/18/2019			15,934	15,374,692
Media — 2.2%
Clear Channel Communications, Inc. Term Loan D (h)	6.91%	1/30/2019			8,500	8,328,640
IMG Worldwide, Inc. 2nd Lien Term Loan (h)	8.25%	5/6/2022			21,843	21,642,700
Promotora De Informaciones SA Term Loan 2 (h)	2.60%	12/12/2018		EUR	2,622	3,219,647
Promotora De Informaciones SA Term Loan 3 PIK (h)	2.60%	12/12/2019			9,236	9,839,512
						43,030,499
Multiline Retail — 0.2%
JC Penney Corp., Inc. Term Loan (h)	6.00%	5/22/2018			$3,594	3,626,451
Oil, Gas & Consumable Fuels — 1.2%
ATP Oil & Gas Corp. DIP Add-On Term Loan PIK (c) (h) (i)	4.50%	2/23/2015			3	—
ATP Oil & Gas Corp. DIP Term Loan PIK (c) (h) (i)	4.50%	2/23/2015			15	—
ATP Oil & Gas Corp. DIP Third Amendment Term Loan PIK (c) (h) (i)	4.50%	2/23/2015			27	—
ATP Oil Gas Corp. DIP Refinancing Term Loan PIK (c) (h) (i)	4.50%	2/23/2015			51	—
Bennu Oil & Gas, 2nd Lien Term Loan (h)	8.75%	11/1/2018			16,845	16,957,456
Southern Pacific Resource Corp. 1st Lien Term Loan (h)	11.00%	3/31/2019			6,394	6,330,035
						23,287,491
Professional Services — 0.6%
Academi Holdings, LLC 1st Lien Term Loan	6.25%	7/24/2019			8,489	8,425,333
Academi Holdings, LLC 2nd Lien Term Loan	11.00%	7/24/2020			4,245	4,181,325
						12,606,658
Software — 0.7%
Applied Systems, Inc. 2nd Lien Term Loan (h)	7.50%	1/23/2022			12,953	13,076,457
Specialty Retail — 0.1%
Vivarte SA Term Loan B2 (c) (h)	4.75%	3/31/2018		EUR	3,000	1,536,560
Trading Companies & Distributors — 1.5%
Neff Rental LLC 2nd Lien Term Loan	7.25%	6/9/2021			$30,515	30,362,425
Wireless Telecommunication Services — 0.7%
Lightsquared LP Term Loan B PIK (c) (h)	17.00%	10/1/2014			11,119	14,455,126
TOTAL SENIOR LOANS (Cost $410,659,161)						412,807,057
CONVERTIBLE BONDS — 5.7%
Automobiles — 0.5%
Ford Motor Co.	4.25%	11/15/2016			5,000	9,850,000
Capital Markets — 0.6%
Credit Suisse Group AG:
	6.25%		(a) (e)		1,000	1,002,400
	7.50%		(a) (e)		10,200	11,194,500
						12,196,900

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity		Principal Amount (000)	Value

Commercial Banks — 0.6%
Credit Agricole SA (a)	7.88%		(e)	$5,950	$6,320,388
Societe Generale SA (d)	8.25%		(e)	6,400	6,855,680
					13,176,068
Household Durables — 0.6%
Jarden Corp.	1.88%	9/15/2018		4,000	5,285,000
K Hovnanian Enterprises, Inc.	6.00%	12/1/2017		5,265	6,077,784
					11,362,784
Machinery — 1.6%
Meritor, Inc.	7.88%	3/1/2026		19,652	31,123,855
Thrifts & Mortgage Finance — 1.8%
MGIC Investment Corp.:
	2.00%	4/1/2020		25,787	33,249,113
	9.00%	4/1/2063	(a)	1,875	2,400,000
					35,649,113
TOTAL CONVERTIBLE BONDS (Cost $106,936,213)					113,358,720
MUNICIPAL BONDS — 1.1%
Other — 1.1%
City of Detroit MI:
	4.95%	6/15/2025	(b) (c)	30	16,699
	5.15%	4/1/2025	(b)	5	4,259
Commonwealth of Puerto Rico	8.00%	7/1/2035		8,315	7,486,826
Government Development Bank for Puerto Rico	4.35%	8/1/2018		5,340	3,850,941
Puerto Rico Sales Tax Financing Corp.:
	5.00%	8/1/2024		7,300	5,557,855
	5.50%	8/1/2023		4,860	3,959,393
TOTAL MUNICIPAL BONDS (Cost $21,162,053)					20,875,973

				Shares

PREFERRED STOCKS — 1.5%
Commercial Banks — 1.5%
RBS Capital Funding Trust V	5.90%		(e)	577,725	13,703,637
RBS Capital Funding Trust VII	6.08%		(e)	634,588	15,179,345
TOTAL PREFERRED STOCKS (Cost $26,391,119)					28,882,982

EQUITY — 0.3%
Media — 0.3%
Cengage Learning Acquisitions, Inc. (b) (d)	192,348	6,636,006
Oil, Gas & Consumable Fuels — 0.0% (f)
Bennu Oil And Gas, LLC Series A	3,420	231,421
Bennu Oil And Gas, LLC Series B (i)	488	2,167
		233,588
TOTAL EQUITY (Cost $6,480,745)		6,869,594

	Contracts	Value

PUT OPTIONS PURCHASED — 0.0% (f)
Diversified Consumer Services — 0.0% (f)
Weight Watchers International, Strike Price $15.00, Expiration 1/15/2016	42,900	$99,528
TOTAL PURCHASED PUT OPTIONS (Cost $155,888)		99,528
TOTAL LONG-TERM INVESTMENTS — 88.4% (Cost $1,728,507,320)		1,755,174,937

See Accompanying Notes to Schedule of Investments.

	Principal Amount (000)

SHORT-TERM INVESTMENTS — 10.8%
REPURCHASE AGREEMENT — 10.8%
State Street Repurchase Agreement, dated 7/31/2014, due 8/1/2014 at 0.01%, collateralized by Federal National Mortgage Association and Federal Home Loan Mortgage Corporation obligations maturing on 11/7/2022, market value $219,787,135 (repurchase proceeds $215,473,721)	215,474	215,473,661
TOTAL SHORT-TERM INVESTMENTS — 10.8% (Cost $215,473,661)		215,473,661
TOTAL INVESTMENTS — 99.2% (Cost $1,943,980,981)		1,970,648,598

	Shares

EQUITY SOLD SHORT — (7.6)%
Index — (7.6)%
iShares iBoxx $ High Yield Corporate Bond ETF	(848,500)	(78,435,340)
iShares iBoxx $ Investment Grade Corporate Bond ETF	(244,581)	(28,995,078)
iShares JP Morgan USD Emerging Markets Bond ETF	(166,000)	(19,020,280)
PowerShares Senior Loan Portfolio	(955,000)	(23,502,550)
TOTAL EQUITY SOLD SHORT —(7.6)% (Proceeds $149,388,133)		(149,953,248)

	Principal Amount (000)

U.S. GOVERNMENT OBLIGATIONS SOLD SHORT — (1.0)%
Other — (1.0)%
United States Treasury Notes	(19,500)	(19,903,708)
TOTAL U.S. GOVERNMENT OBLIGATIONS SOLD SHORT —(1.0)% (Proceeds $19,350,662)		(19,903,708)
TOTAL SECURITIES SOLD SHORT —(8.6)% (Proceeds $168,738,795)		(169,856,956)
OTHER ASSETS & LIABILITIES — 9.4%		186,045,583
NET ASSETS — 100.0%		$1,986,837,225

Percentages are calculated as a percentage of net assets as of July 31, 2014.

(a) Securities exempt from registration under Rule 144a of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

(b) Defaulted security.  Issuer in bankruptcy.

(c) Non-income producing.

(d) Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(e) Perpetual Maturity.

(f) Amount shown represents less than 0.05% of net assets.

(g) Interest rates on Senior Loans may be fixed or may float periodically.  On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate.  The base rate usually is a standard inter-bank offered rate, such as a LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders.  Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

See Accompanying Notes to Schedule of Investments.

(h) Variable rate security.  Rate shown is rate in effect at July 31, 2014.

(i) For fair value measurement disclosure purposes, security is categorized as Level 3.

DIP - Debtor In Possession

PIK - Payment in Kind

PLC - Public Limited Company

SCA - Societe en Commandite par Actions

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value
United States (Includes Short-Term Investments)	63.5%	$1,260,721,652
United Kingdom	7.8	154,416,744
Luxembourg	5.5	109,054,609
Germany	4.3	85,458,543
Canada	3.6	71,514,241
Greece	2.9	57,849,637
Norway	2.7	53,724,750
France	2.4	48,120,361
Netherlands	2.2	44,482,332
Switzerland	1.3	26,080,020
Spain	1.1	22,570,001
Australia	0.8	15,794,630
Italy	0.7	13,291,875
Ireland	0.4	7,194,953
Portugal	0.0	374,250
Total Investments	99.2%	$1,970,648,598
United States (securities sold short)	(8.6)%	$(169,856,956)
Total Securities Sold Short	(8.6)%	$(169,856,956)

The geographic allocation is based on where Avenue Capital Management II L.P., the “Investment Adviser”, believes the country of risk to be.  Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

Forward Foreign Currency Contracts:

Settlement Date	Amount		Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Buy:
08/07/2014	EUR	24,507,226	$32,816,713	33,244,170	$(427,457)	State Street Bank and Trust Co.
08/07/2014	GBP	13,099,897	22,116,015	22,077,767	38,248	State Street Bank and Trust Co.
					(389,209)

Forward Foreign Currency Contracts to Sell:
08/07/2014	CAD	14,701,288	$13,481,189	$13,309,045	$(172,144)	State Street Bank and Trust Co.
08/07/2014	EUR	133,358,484	178,575,381	183,153,408	4,578,027	State Street Bank and Trust Co.
08/07/2014	GBP	49,421,178	83,435,736	82,953,485	(482,251)	State Street Bank and Trust Co.
					3,923,632
	TOTAL				$3,534,423

CAD - Canadian Dollar
EUR - Euro Currency
GBP - Great British Pound

See Accompanying Notes to Schedule of Investments.

Swap Contracts:

At July 31, 2014, outstanding swap contracts were as follows:

Credit Default Swaps - Buy Protection:

Counterparty	Reference Obligation	Credit Spread (Basis Points)	Notional Amount*		Pay Fixed Rate**	Expiration Date	Market Value***	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
OTC Swaps:
Citibank	Banco Bilbao Vizcaya Argentaria, SA	117	EUR	4,600,000	5.00	6/20/2019	$(1,160,507)	$(941,664)	$218,843
Citibank	Banco Santander SA	114	EUR	4,600,000	5.00	6/20/2019	(1,170,589)	(951,359)	219,230
Citibank	iTraxx Europe Sub Financials Series 20 Version 1	88	EUR	12,500,000	5.00	12/20/2018	(3,060,393)	(2,350,069)	710,324
Goldman Sachs	iTraxx Europe Sub Financials Series 20 Version 1	88	EUR	10,000,000	5.00	12/20/2018	(2,448,315)	(1,936,153)	512,162
Goldman Sachs	Banco Santander SA	114	EUR	5,000,000	5.00	6/20/2019	(1,272,379)	(1,042,883)	229,496
Goldman Sachs	Banco Bilbao Vizcaya Argentaria, SA	117	EUR	10,000,000	5.00	6/20/2019	(2,522,841)	(2,040,956)	481,885
Goldman Sachs	Republic of South Africa	187	USD	15,000,000	1.00	9/20/2019	606,059	627,129	21,070
Goldman Sachs	Republic of Turkey	197	USD	15,000,000	1.00	9/20/2019	580,850	702,488	121,638
							$(10,448,115)	$(7,933,467)	$2,514,648

See Accompanying Notes to Schedule of Investments.

Counterparty	Reference Obligation	Credit Spread (Basis Points)	Notional Amount*		Pay Fixed Rate**	Expiration Date	Market Value***	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Centrally Cleared Swaps:
	iTraxx Europe Crossover Series 20 Version 1	224	EUR	26,500,000	5.00	12/20/2018	$(4,181,181)	$(2,249,153)	$1,932,028
	Markit CDX NA High Yield Index	312	USD	34,650,000	5.00	12/20/2018	(2,758,951)	(1,535,695)	1,223,256
	Markit CDX NA High Yield Index	342	USD	54,450,000	5.00	6/20/2019	(3,994,029)	(4,148,458)	(154,429)
							$(10,934,161)	$(7,933,306)	$3,000,855

Credit Default Swaps - Sell Protection:

Counterparty	Reference Obligation	Credit Spread (Basis Points)	Notional Amount*		Pay Fixed Rate**	Expiration Date	Market Value***	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
OTC Swaps:
Citibank	MBIA Insurance Corp.	828	USD	3,000,000	5.00	6/20/2018	$(271,708)	$(125,705)	$146,003
Citibank	MBIA Insurance Corp.	834	USD	4,500,000	5.00	9/20/2018	(434,998)	(310,063)	124,935
Citibank	MGIC Investment Corp.	246	USD	1,500,000	5.00	9/20/2018	155,031	(1,487)	(156,518)
Citibank	MBIA Insurance Corp.	843	USD	7,500,000	5.00	12/20/2018	(774,600)	(965,102)	(190,502)
Citibank	JC Penney Corp.	741	USD	3,000,000	5.00	12/20/2018	(236,384)	(602,387)	(366,003)
Citibank	MBIA Insurance Corp.	850	USD	7,500,000	5.00	3/20/2019	(820,912)	(720,633)	100,279
Goldman Sachs	MBIA Insurance Corp.	843	USD	12,000,000	5.00	12/20/2018	(1,239,359)	(1,687,039)	(447,680)
Goldman Sachs	MBIA Insurance Corp.	850	USD	7,000,000	5.00	3/20/2019	(766,185)	(593,175)	173,010
							$(4,389,115)	$(5,005,591)	$(616,476)

* If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At July 31, 2014, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $46,000,000.

** The fixed rate represents the fixed annual rate of interest paid by the Fund (as a buyer of protection) or received by the Fund (as a seller of protection) annually on the notional amount of the credit default swap contract.

*** Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

See Accompanying Notes to Schedule of Investments.

Avenue Credit Strategies Fund

Notes to Schedule of Investments

July 31, 2014 (unaudited)

1. Organization

Avenue Mutual Funds Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on March 5, 2012 and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and currently consists of one non-diversified investment series: Avenue Credit Strategies Fund (the “Fund”). The Fund offers two classes of shares, an Institutional Class and an Investor Class. Both Classes have equal rights and voting privileges, except in matters affecting a single class. The Fund’s primary investment objective is to seek total return, primarily from capital appreciation, fees and interest income. The Fund commenced operations on June 1, 2012.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the Schedule of Investments.

SECURITY VALUATION —  Corporate Bonds and Notes (including convertible and municipal bonds) and unlisted equities are valued using an evaluated quote provided by independent pricing services. Evaluated quotes provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Trade claims are valued using quotes provided by the selling dealer or financial institution.

Equity securities listed on a U.S. Stock Exchange are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange are valued at their closing price.

Investments in other open-end investment companies are valued at NAV.

Credit default swaps are valued using an independent pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Purchased options are valued using an independent pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Forward foreign currency contracts are valued using quoted foreign exchange rates. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees of the Fund (the “Board”).

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2014 (unaudited)

Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board. Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. For those issuers who are not paying in full, interest is only recognized if amounts are reasonably estimable and collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability. Dividend income and distributions are recorded on ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated upon the proportion of net assets of each class.  Class specific expenses are borne by the respective share class.

MUNICIPAL BONDS — The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its bonds at attractive prices. The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

TRADE CLAIMS — Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company. An investment in trade claims is very speculative and carries a high degree of risk. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid instruments which generally do not pay interest, are typically unsecured and their pricing can be volatile. Trade claims typically may sell at a discount.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2014 (unaudited)

expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Schedule of Investments.  It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty.

PURCHASED OPTIONS — As the purchaser of an option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the underlying security below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the underlying security over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

CREDIT DEFAULT SWAPS — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2014 (unaudited)

the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive.

Credit default swap agreements on corporate issuers involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate issuers to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Therefore, higher spreads would indicate a greater likelyhood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of July 31, 2014, for which the Fund is a seller of protection are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

OTC (“Over the Counter”) swap payments received or made at the beginning of the measurement period are reflected as such and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized to realized gains or losses over the life of the swap or are recorded as realized gains or losses upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains or losses. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation.  The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2014 (unaudited)

Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. Credit default swap transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion.

3. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts.

At July 31, 2014 the fair value of derivative instruments in an asset position and in a liability position and whose primary underlying risk exposure is foreign exchange risk was $4,616,275 and $(1,081,852), respectively.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swap contracts to manage its credit risk, to gain a particular exposure to a credit risk, or to enhance return.

At July 31, 2014 the fair value of derivative instruments in an asset position and in a liability position and whose primary underlying risk exposure is credit risk was $6,214,159 and $(1,315,132), respectively.

4. Related Party Transactions

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group. During the period, the Fund acquired securities through unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2014 (unaudited)

5. Unrealized Appreciation/(Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Fund at July 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost of investments	$1,943,980,981

Gross unrealized appreciation	$58,023,554
Gross unrealized (depreciation)	$(31,355,937)
Net unrealized appreciation of investments	$26,667,617
Net unrealized (depreciation) on securities sold short	$(1,118,161)
Net unrealized appreciation	$25,549,456

6. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

•                  Level 1 — Prices are determined using quoted prices in an active market for identical assets.

•                  Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

•                  Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the period ended July 31, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2014 (unaudited)

include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior loans are valued using inputs which include broker-dealer quotes or quotes received from independent pricing services that take into account quotes received from broker-dealers or other market sources pertaining to the issuer or security. The Fund may also engage a third party appraiser or other valuation techniques to value these securities. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Trade Claims — The markets in trade claims are not regulated by federal securities laws or the SEC. To the extent that pricing inputs are observable, the values of trade claims are categorized as Level 2. To the extent that pricing inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Equity Securities (Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Purchased Options — Options traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of July 31, 2014. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the Schedule of Investments may materially differ from the value received upon actual sale of those investments.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2014 (unaudited)

Investment Securities in an Asset Position	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Bonds and Notes	$—	$1,172,281,083	$—	$1,172,281,083
Senior Loans	—	412,807,057	—	412,807,057
Convertible Bonds	—	113,358,720	—	113,358,720
Municipal Bonds	—	20,875,973	—	20,875,973
Preferred Stocks	28,882,982	—	—	28,882,982
Equity	231,421	6,636,006	2,167	6,869,594
Purchased Put Options	99,528	—	—	99,528
Repurchase Agreements	—	215,473,661	—	215,473,661
Other Financial Instruments
Forward Foreign Currency Contracts*	—	3,534,423	—	3,534,423
Credit Default Swaps*	—	6,214,159	—	6,214,159
Total Asset Position	$29,213,931	$1,951,181,082	$2,167	$1,980,397,180
Investments in a Liability Position
Securities Sold Short	(169,856,956)	—	—	(169,856,956)
Other Financial Instruments
Credit Default Swaps*	—	(1,315,132)	—	(1,315,132)
Total Liability Position	$(169,856,956)	$(1,315,132)	$—	$(171,172,088)

*                 Other financial instruments such as forward foreign currency contracts and credit default swaps are valued at the unrealized appreciation/(depreciation) of the instrument.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Fund and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Fund’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate. The Committee is also responsible for monitoring the implementation of the pricing policies by the Fund and third parties which perform certain pricing functions in accordance with the pricing policies. The Investment Adviser is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Investment Adviser perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

Avenue Credit Strategies Fund

Notes to Schedule of Investments

July 31, 2014 (unaudited)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments	Investments
	in	in
	Equity	Senior Loans	Total
Balance as of October 31, 2013	$—	$8,863,866	$8,863,866
Cost of purchases	—	2,841	2,841
Proceeds from sales	—	(1,005,000)	(1,005,000)
Transfers to Level 3	—	—	—
Transfers from Level 3	—	(7,893,866)	(7,893,866)
Accrued discount (premium)	—	766	766
Realized gains (losses)	—	16,350	16,350
Change in net unrealized appreciation (depreciation)	2,167	15,043	17,210
Balance as of July 31, 2014	$2,167	$—	$2,167
Change in net unrealized appreciation (depreciation) on Investments still held as of July 31, 2014	$2,167	$(2,841)	$(674)

Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 3 to Level 2 were due to an increase in the availability of significant observable inputs in determining the fair value of these investments.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days prior to the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Mutual Funds Trust

By	/S/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date	9/29/14

Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report had been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date	9/29/14

By	/S/ Stephen M. Atkins
Stephen M. Atkins
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	9/29/14